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                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                      METLIFE FINANCIAL FREEDOM SELECT(R)
                VARIABLE ANNUITY CONTRACTS (CLASSES B, C AND L)
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED DECEMBER 2, 2005
                        TO PROSPECTUS DATED MAY 1, 2005

This Supplement updates certain information contained in the Metropolitan Life Separate Account E prospectus dated May 1, 2005 for MetLife Financial Freedom Select Variable Annuity Contracts for Classes B, C and L. This Supplement should be read in its entirety with the Prospectus.

1. TABLE OF EXPENSES

Add the following sentence to the paragraph at the end of footnote 1 on page 8:

   For Deferred Annuities issued in New Jersey and certain other states for TSA, SEP and SIMPLE IRA Contracts, the withdrawal charge for the B Class are as follows: during Contract Year 1: 9%, Year 2: 9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%, 9: 2%, Year 10: 1%, Year 11
   and thereafter: 0%.

2. WITHDRAWAL CHARGES

   For Deferred Annuities issued in New Jersey and certain other states for TSA, SEP and SIMPLE IRA Contracts, the withdrawal charge for the B Class is as follows: During Contract Year 1: 9%, Year 2: 9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%, Year 9: 2%, Year 10: 1%,
   Year 11 and thereafter: 0%.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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